SUB-ITEM 77H

As of June 30, 2015, the following entity no longer owned 25% or more of the voting securities of the Fund:



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|FUND                             |ENTITY                 |
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|MFS Core Equity Series           |Hartford Life & Annuity|
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|MFS Investors Growth Stock Series|IDS Life Insurance     |
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|MFS Research International Series|Ameritas Life Insurance|
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